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                                                                   EXHIBIT 23(a)





                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



As independent public accountants, we hereby consent to the use of our report dated February 17, 1995, included in this Registration Statement, and to the incorporation by reference of our report contained in The Cleveland Electric Illuminating Company's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.





                                                ARTHUR ANDERSEN LLP





Cleveland, Ohio
March 29, 1995